                                                                   EXHIBIT 10.15

                               SUBLEASE AGREEMENT
                               ------------------

     This Sublease is made this     5th      day of     April    , 1999 at
                                  -------               ---------
Travis County, Texas by and between Video Associates Laboratories, Inc., (herein, "Sublessor"), and Active Power, Inc., (herein, "Sublessee").

     Sublessor is the Lessee under that certain Lease, (the "Main Lease"), by and between Metropolitan Life Insurance Company, a New York corporation; on behalf of a commingled separate account by: SSR Realty Advisors, Inc., a Delaware corporation, as Investment Advisor to Metropolitan Life Insurance Company, as Landlord, (herein, "Lessor"), and Video Associates Laboratories, Inc., as Tenant, (herein "Sublessor"), executed on or about May 24, 1996,
                                                            ------------
Amended August 13, 1996 and Estoppel Certificate dated December 11, 1996 (Ownership from Braker Phase III, Ltd., as Landlord to above referenced Metropolitan Life, as Landlord), for a portion of the premises described in the Main Lease and Exhibit "B", (herein, "Leased Premises"), a true and correct copy of which Main Lease is attached hereto as Exhibit "A" and incorporated herein by this reference.

     In consideration of the mutual promises contained herein, Sublessor hereby subleases Leased Premises to Sublessee, subject to the terms of the Main Lease, and subject further to the provisions of this Sublease Agreement, as follows:

1. Sublessee hereby agrees to abide by and observe all the terms, covenants and conditions of the Main Lease.

2.   The premises for the sublease shall be approximately 2,079 square feet.

3. The term of this Sublease shall commence April 12, 1999, provided, however, that this Sublease shall sooner terminate upon the termination for any cause whatsoever of the Main Lease. The term of the sublease will be approximately twelve and one-half (12 1/2) months, expiring April 30, 2000.

4. Insofar as the provisions of the Main Lease do not conflict with the specific provisions of this Sublease Agreement, they and each of them are incorporated into this Sublease as if fully completely rewritten herein, and Sublessee agrees to be bound to the Sublessor by all the terms of the Main Lease and to assume towards Sublessor and perform all the obligations and responsibilities that Sublessor, by the Main Lease, assumes towards the Lessor, except for the payment of rent by Sublessee to Sublessor, which is governed by Paragraph 5 herein. Sublessee further agrees to indemnify and hold harmless Sublessor from any claim or liability under the Main Lease that is a direct result of actions by Sublessee. The relationship between Sublessee and Sublessor shall be the same as that between Sublessor and Lessor under the Main Lease.

5. Sublessee agrees to pay Sublessor, as rent for the Leased Premises its proportionate share of Base Rent and Escrow Deposits in the Main Lease. The estimated monthly payments for 1999 are as follows:

          Through 7/31/99                  $ 1,927.61
          08/01/99 through 12/31/99        $ 1,992.00


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6.   The following events shall be deemed to be events of default by Sublessee under this Sublease: any events of default by Sublessee, listed as events of default by Tenant set forth in the Main Lease, or any default in the provisions of this Sublease Agreement. Upon the occurrence of any such events of default, and in addition to any other available remedies provided by law or in equity, Sublessor shall have all remedies granted to Lessor in the Main Lease.

7. Upon Execution of this Sublease, Sublessee shall deposit with Sublessor the sum of two thousand five hundred and 00/100 dollars ($2,500.00), as a security deposit to be held by Sublessor pursuant to the provisions of the Main Lease. Security deposit shall be returned to Sublessee within thirty
     (30) calendar days of termination of the sublease provided Sublessee's obligations under this Sublease Agreement have been fulfilled.

8.   Time is of the essence of this Sublease, and each and all the terms hereof.

9. Any notice or other communication required or permitted to be given under this Sublease or under the Main Lease shall be in writing and shall be deemed to be delivered on the date it is hand delivered to the party to whom such notice is given, at the address set forth below, or if such notice is mailed, on the date on which it is deposited in the United States Mail, postage prepaid, certified or registered mail, return receipt requested, addressed to the party to whom such notice is directed, at the address set forth below:

     If to Sublessor:                        If to Sublessee:

     Video Associates Laboratories, Inc.     Active Power, Inc.
     -----------------------------------     -----------------------------------
     11525 Stonehollow Drive, Suite 130      11525 Stonehollow Drive, Suite 135
     -----------------------------------     -----------------------------------
     Austin, Texas 78758                     Austin, Texas 78758
     -----------------------------------     -----------------------------------

10. Sublessee shall have no right to assign or sublet any interest in this Sublease without first obtaining the written consent of the Lessor and Sublessor, which consent may or may not be granted by the Lessor or Sublessor in their sole opinion, judgment or discretion.

11. In the event any one or more of the provisions contained in this Sublease Agreement shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein.

12. This agreement constitutes the sole and only agreement of the parties hereto and supersedes any prior understandings and written or oral agreements between the parties respecting the subject matter of this Sublease Agreement.

13. Sublessee agrees to pay Sublessor its proportionate share (53%) of the monthly electric bill. If the electric bill reasonably exceeds the Sublessor's bill from the previous year, then Sublessee shall be responsible for this overage.

14. Any alterations made to demise the sublease premises shall be paid by Sublessee. Furthermore, upon expiration of sublease term, Sublessee shall return the sublease premises to its original condition disregarding reasonable wear and tear and improvements.

15. Sublessee shall not create any objectional or unpleasant noise or vibrations.

16.  Sublessee shall not use Sublessor's trash dumpster.

17. Sublessee shall maintain and repair HVAC equipment per Section 5 of the Main Lease.

     EXECUTED on the day and year first above written.

SUBLESSOR:                                   SUBLESSEE:
Video Associates Laboratories, Inc.               Active Power, Inc.


By:/s/                                       By: /s/
   ________________________________              ______________________________
Title:_____________________________          Title:____________________________

                               CONSENT BY LESSOR
Metropolitan Life Insurance Company, Lessor under the Main Lease referred to in this Sublease Agreement, hereby consents to the foregoing Sublease Agreement.

LESSOR:

Metropolitan Life Insurance Company, a New York corporation;
On behalf of a commingled separate account

BY:  SSR Realty Advisors, Inc., a Delaware corporation, as
     Investment Advisor to Metropolitan Life Insurance Company



By:/s/
   ________________________________
Title:_____________________________

                     FIRST AMENDMENT TO SUBLEASE AGREEMENT
                     -------------------------------------

          To be attached to and form a part of Sublease made the 5th day of April 1999 (which together with any amendments, modifications and extensions thereof, is hereinafter called the Sublease), between Sublessor and Sublessee for space in Stonehollow, Building 1, a portion of Suite 130.

     THIS FIRST AMENDMENT TO SUBLEASE AGREEMENT (this "First Amendment") made
                                                       ---------------
and entered into as of the 31 day of January       , 2000 by and between Video
                           --        --------------
Associates Laboratories, Inc. (Sublessor) and Active Power, Inc. (Sublessee).

     Sublessor and Sublessee now desire to further amend the Sublease Agreement as more fully hereinafter set forth. Sublessor and Sublessee agree as follows:

1. Sublessor and Sublessee agree to extend the term of the 2,079 square foot sublease space for an additional fifteen (15) months. Effective date shall be May 1, 2000 and the Expiration Date shall be July 31, 2001.

2. Sublessee agrees to pay Sublessor, as rent for the Leased Premises it proportionate share of Base Rent and Escrow Deposit in the Main Lease, for the extended term.

3. Sublessor consents to the attached proposed improvements subject to Section 6 of the Main Lease. Sublessor reserves the right to require Sublessee to return the sublease premises to its original condition disregarding reasonable wear and tear.

4. Except as specifically amended hereby, the Sublease shall remain unaffected hereby and in full force and effect as originally written.


SUBLESSOR:                                   SUBLESSEE:
Video Associates Laboratories, Inc.               Active Power, Inc.


By: /s/                                      By: /s/
   --------------------------------             -------------------------------
Name:______________________________          Name:_____________________________
Title:_____________________________          Title:____________________________

                               CONSENT BY LESSOR
                               -----------------

Metropolitan Life Insurance Company, Lessor under the Main Lease referred to in this Sublease Agreement, hereby consents to the foregoing Sublease Agreement.

LESSOR:

Metropolitan Life Insurance Company, a New York corporation;
On behalf of a commingled separate account

BY:  SSR Realty Advisors, Inc., a Delaware corporation, as
     Investment Advisor to Metropolitan Life Insurance Company



By: /s/
   --------------------------------
Title:_____________________________

Date:______________________________

                             Proposed Improvements
                             ---------------------